                                    PROPOSAL

                          INTERNET-BASED CLINICAL TRIAL

           Prospective, Multi-Center Study of the Ability of the PD2i
                 Cardiac Analyzer to Predict Risk of Ventricular
              Tachyarrhythmic Events Such As, Sudden Cardiac Death
               (SCD), Ventricular Fibrillation (VF) or Ventricular
                     Tachycardia (VT) in High Risk Patients

                                  Prepared by:

                               TARGET HEALTH INC.
                         261 Madison Avenue, 24th Floor
                               New York, NY 10016
                                  212-681-2100

                                  Submitted to:

                                 Mr. David Fater
                            Vicor Technologies, Inc.
                     2300 NW Corporate Boulevard, Suite 123
                              Boca Raton, FL 33432

                                   19 May 2006

                                TABLE OF CONTENTS

                                       -i-

A.   INTRODUCTION

VICOR TECHNOLOGIES, INC. ("VICOR") has asked TARGET HEALTH INC. ("TARGET") for a proposal to provide Internet Data Collection, Data Management and Project
Management Services for Protocol VTI-2003-03, entitled Prospective, Multi-Center
Study of the Ability of the PD2i Cardiac Analyzer to Predict Risk of Ventricular
Tachyarrhythmic Events Such As, Sudden Cardiac Death (SCD), Ventricular
Fibrillation (VF) or Ventricular Tachycardia (VT) in High Risk Patients" dated
10 December 2004.

This proposal contains the objectives, timelines and fees.

B.   TARGET HEALTH

TARGET provides full Regulatory Affairs, Clinical Research, Biostatistics, Data
Management, Medical Writing, Quality Assurance, Strategic Planning and Drug and
Device Development services. In addition, TARGET is committed to bridging
Internet-based technology with the drug and device development processes.

C.   TARGET e*CRF(TM)

Target e*CRF(TM) is an Internet-based, proprietary, data and project management system created exclusively by TARGET to collect clinical trial data over the
Internet. Operationally, data are entered and submitted directly to a remote central database through a web-based data entry interface. Benefits include real time data availability, elimination of traditional paper CRF books, and minimization of data transcription and logic errors.

                                                     TARGET e*CRF(TM)

---------------------------------------------------------- -----------------------------------------------------------
                                                    KEY FEATURES
---------------------------------------------------------- -----------------------------------------------------------

21 CRF Part 11 compliant to assure data integrity, data      Allows for electronic signatures and has date and time
security and traceability.                                   stamps for all data entry and data modifications (audit
                                                             trail).
---------------------------------------------------------- -----------------------------------------------------------
Is 100% developed and managed by TARGET.                     Compatible with Sponsor's database structure and comes
                                                             with data warehousing.
---------------------------------------------------------- -----------------------------------------------------------
Is a configured application with a wet user interface        Runs on all computer systems.

---------------------------------------------------------- -----------------------------------------------------------
Requires NO software installation and NO high speed          Has project specific data entry screens.
internet connections.
---------------------------------------------------------- -----------------------------------------------------------
Runs off regular modem phone lines.                          Can provide pre-assigned patient randomization and pin
                                                             numbers.
---------------------------------------------------------- -----------------------------------------------------------
Is housed at a secure website with a real-time redundant     Utilizes secure encrypted communication.
off-site backup.
---------------------------------------------------------- -----------------------------------------------------------
Provides unique websites and domain name.                    Has a sophisticated, though user-friendly, query
                                                             management system.
---------------------------------------------------------- -----------------------------------------------------------
Is fully compatible with SAS.                                Can provide E-mail notifications.
---------------------------------------------------------- -----------------------------------------------------------
Benefits include:                                            Has customer specific edit/logic checks.
---------------------------------------------------------- -----------------------------------------------------------
     1. Real time data availability.                         Maintains an audit trail of all changes to the database
                                                             once data have been submitted.
---------------------------------------------------------- -----------------------------------------------------------
     2. Elimination of traditional paper CRFs                Has a friendly and easy to use navigation system.
---------------------------------------------------------- -----------------------------------------------------------
     3. Higher data quality                                  Has customer-specific management reports.
---------------------------------------------------------- -----------------------------------------------------------

D.  OBJECTIVES

The objectives of this proposal are to perform Internet-based CRF design, data capture, data management and project management.

The following summarizes the tasks that are either eliminated or are included when Internet data collection is performed. Other capabilities are also highlighted.

                                                           2

--------------------------------------------------- ------------------------------------------------------------------
                       TASK                                                    DESCRIPTION
--------------------------------------------------- ------------------------------------------------------------------

CRF Preparation                                     The CRF is prepared directly on the web.  Only mockups are needed.
--------------------------------------------------- ------------------------------------------------------------------
CRF Printing                                        There is no need for commercial photocopying.
--------------------------------------------------- ------------------------------------------------------------------
Retrieve CRF                                        Both the site and sponsor can immediately access the CRF upon data entry. There is no need to collect CRFs.
--------------------------------------------------- ------------------------------------------------------------------
Data Entry                                          Since this task is performed by the site, there is also no need for double-key entry and related tasks such as SAS "data compare" between two databases.
--------------------------------------------------- ------------------------------------------------------------------
In-House Data QA                                    Source document review occurs at the site and is included
                                                    in the monitoring task. There is no in-house review of data entry against the CRFs.
--------------------------------------------------- ------------------------------------------------------------------
On Site CRF Review                                  The CRF can be reviewed prior to the monitoring
                                                    visit and questions sent via query management.
--------------------------------------------------- ------------------------------------------------------------------
Edit Check Checks                                   There is no need for most of the usual SAS generated
                                                    edit checks. Most edit and logic checks occur at the time of data entry.
--------------------------------------------------- ------------------------------------------------------------------
Database Design                                     Included
--------------------------------------------------- ------------------------------------------------------------------
Audit Trail of Changes to the Database              Included and available in "real" time.
--------------------------------------------------- ------------------------------------------------------------------
Query Resolution                                    All queries are automated with an electronic trail.
--------------------------------------------------- ------------------------------------------------------------------
Statistical Analysis                                The database is mapped for seamless integration with SAS(R).
--------------------------------------------------- ------------------------------------------------------------------

E.   TASKS

In order to prepare the configured Internet-based system, TARGET will perform the following:

     1.  Meet with VICOR and the CRO to review the Automation Quality Assurance
         Plan, which will include the project Requirements Document and how
         TARGET, the CRO and VICOR will work together. Preferably, this should probably be done be done in person, but can be done via
         videoconference.
     2.  Read the protocol.
     3.  Create the CRF forms.
     4.  Provide the Target e*CRF(TM) system which includes:
         a.  Planning and workflow design
         b.  System architecture
         c.  Web hosting
         d.  System administration
         e.  Data modification system (on-line tool)
         f.  Query management system (on-line tool)

         g.  Audit trail of changes to the database after completion of data transfer from the study site (on-line tool)
     5.  Design one Internet-based data collection and management systems which will include:
         a.  One database
         b.  Up to 25 unique data entry screens
         c.  Data entry screen to upload files for central readers of ECGs
         d.  Configured online edit and logic checks (5/form)
         e.  Configure off-line edit checks
         f.  Up to 10 customized project management reports
     6.  Provide forms to confirm electronic signatures.
     7.  Provide CRF Completion Guidelines.
     8.  Provide system user manual.
     9.  Evaluate each study site and provide consultations to optimize their computer systems.
     10. Train the project monitors, and project managers to use the system. The monitors and VICOR staff will be trained just prior to the Investigator
         Meeting, if there is one, or prior to study initiation. The sites will be shown the system at the Investigator Meeting, but will be formally trained by the monitors at the initiation meeting.
     11. Map data to SAS specifications.
     12. Transfer data to CRO up to 10 times.
     13. Review the proposed SAS(R) summary tables and data listing formats
     14. Deliver CRF in PDF format, for each patient, data, flagged edit checks, audit trail of changes, queries and signatures.
     15. Deliver final data and meta-data in SAS format
     16. Maintain a help desk for the duration of the study. There is a 24/7 technical hotline for system issues. An internet-based system will be set up to retrieve usernames and passwords.
     17. Write the ICH study report.

In order to complete the objectives, VICOR will perform the following:

     1.  Provide final protocol in electronic format.
     2.  Review the Annotated Case Report Forms.
     3.  Review the edit and logic check specifications.
     4.  Provide the location and personnel at each site.
     5.  Roles and responsibilities (each roles level of access to the Target
         e*CRF(TM) application).
     6.  Names of all members of the clinical research team.

F.   TIMELINES

TARGET will deliver the draft Target e*CRF system within three to four weeks of acceptance of the proposal and receipt of the protocol, sample case report forms and the database specifications. Database lock can occur as soon as the final monitoring of the sites is complete. Patients can be cleared on an ongoing basis, so data lock could occur within days of completion of the last patients.

G.  FEE

The estimated fee to complete this project is $338,390

------------------------------------------------------------------- ------------ -------------
                                   Task                                Unit         Total
------------------------------------------------------------------- ------------ -------------

Database Creation                                                          1           12,800
------------------------------------------------------------------- ------------ -------------
Forms                                                                     25           32,000
------------------------------------------------------------------- ------------ -------------
Upload Module                                                              1            2,560
------------------------------------------------------------------- ------------ -------------
Edit Checks (assume 5/form)                                              125           21,875
------------------------------------------------------------------- ------------ -------------
User Manuals                                                               1            2,000
------------------------------------------------------------------- ------------ -------------
CRF Completion Guide                                                                    2,000
------------------------------------------------------------------- ------------ -------------
Management Reports                                                        10           12,800
------------------------------------------------------------------- ------------ -------------
Data Transfers (number of times)                                          10            2,500
------------------------------------------------------------------- ------------ -------------
CRFs and Audit Trail in PDF format (end of study)                        700           14,000
------------------------------------------------------------------- ------------ -------------
ICH Study Report                                                                       35,000
------------------------------------------------------------------- ------------ -------------
Help Desk (months)                                                        24           24,000
------------------------------------------------------------------- ------------ -------------
Initial Planning (2 people, 2 days)                                        2            4,800
------------------------------------------------------------------- ------------ -------------
CRA Training (2 times, 1 day)                                              2            2,800
------------------------------------------------------------------- ------------ -------------
Web Hosting and System Administration (months)                            24           48,000
------------------------------------------------------------------- ------------ -------------
QA                                                                         1           10,857
------------------------------------------------------------------- ------------ -------------
Clinical Site Licensing Year 1                                            30           45,000
------------------------------------------------------------------- ------------ -------------
Clinical Site Licensing Year 2                                            30           15,000
------------------------------------------------------------------- ------------ -------------
QA                                                                                     28,799
------------------------------------------------------------------- ------------ -------------
Project Management                                                                     21,599
------------------------------------------------------------------- ------------ -------------
     GRAND TOTAL                                                                      338,390
------------------------------------------------------------------- ------------ -------------

---------------------------------------------------------------------------- -------------
Payment Schedule
---------------------------------------------------------------------------- -------------

                                              At acceptance of the proposal        67,678
---------------------------------------------------------------------------- -------------
                                                     At application release        15,000
---------------------------------------------------------------------------- -------------
                                              At initiation of the 4th site        52,678
---------------------------------------------------------------------------- -------------
                                                      Monthly for 24 months         8,460
---------------------------------------------------------------------------- -------------

All agreed-upon direct expenses such as travel, overnight mail, commercial photocopying and printing, etc. will be billed to VICOR as incurred. VICOR will provide their FED-X number to be used for overnight mail: Change control requests initiated after project release will be billed at $175/hr, with a minimum fee of one hr. If the study goes peat 24 months from the date of enrollment of the initial patient, there will be a $10,000/month maintenance fee if additional work not delineated in this proposal is required etc., the fee to perform such work will be negotiated in good faith. All payments are due upon receipt.

For: TARGET HEALTH INC.                           For: VIGOR TECHNOLOGIES, INC.

Jules T. Mitchell                                 Name David Fater

/s/ Jules T. Mitchell                             Signature:  /s/ David H. Fater
---------------------                                         ------------------

Its:  President                                   Its:  President and CEO

Date:  19 May 2006                                Date:  5/25/06

H.   TARGET e*CRF(TM) PROJECT DEVELOPMENT

     1.  PROJECT HISTORY

All aspects of engineering must be documented including design, program, coding, and modifications. A log must be kept from the beginning of the project to the end, documenting progress notes, memos, personnel information and requests/responses made by the client.

     2.  PROCEDURE

         a.  REQUIREMENTS DOCUMENT

             1.   Define and document the scope of the system and its users.
             2.   Define and document work flow.
             3.   Identify all data entry forms and their elements with the
                  client.
             4.   Document any and all restrictions and specifications of the forms in compliance to the. protocol.

         b.  PROGRAM FLOW-CHART

             1.   Chart the workflow of the program in a graphical manner.
             2.   Display overall flow of the operation in accordance to the
                  Requirements Document.

         c.  REVIEW AND APPROVAL OF THE PROGRAM FLOW

             1.   Perform, a review, of the flowchart.
             2.   Identify any conflicts of the Requirements Document.

         d.  SYSTEM ARCHITECTURE DESIGN

             1.   Identify the roles and the scope of the client and the server.

         e.  DATABASE PROGRAMMING

             1.   Receive the annotated CRF.
             2.   Create database.
             3.   Code variables and document their values.

         f.  USER INTERFACE PROGRAMMING

             1.   Program all pages required to interact with the end-user,
             2.   Create necessary graphic and design layouts.
             3.   Create links and navigational tools.

         g.  PROCEDURE PROGRAMMING

             1.   Program all necessary error correction functions.
             2.   Program all features.
             3.   Program processing modules in compliance to the protocol.
             4.   Document the codes for validation.

         h.  DEBUGGING

             1.   Test the program.
             2.   Correct errors.
             3.   Test for stability of the system.

         i.  REQUIREMENTS DOCUMENT COMPLIANCE REVIEW

             1.   Test the program for compliance to the Requirements Document.
             2.   Correct any violation of the Requirements Document.

         j.  DATA INTEGRITY REVIEW

             1.   Test database for the system rule compliance.
             2.   Test database stability and integrity,

         k.  SYSTEM TESTING AND OPTIMIZATION

             1.   Test the system for any bugs and errors.,
             2.   Test the system for any security vulnerability.
             3.   Optimize the codes for the speed of execution.
             4.   Optimize the system for the maximum stability.

         l.  QUALITY ASSURANCE

             1.   Test the usability of the system.
             2.   Find and correct any errors.

         m.  DRAFT REVIEW & FINALIZATION

             1.   Release draft to the client for review.
             2.   Correct any errors.
             3.   Modify features according to client's specifications.
             4.   Release the application.

         n.  PRE-RELEASE MODIFICATIONS

             1.   Any arid all request for modification including program and design to either the system or the program must be made in writing, and will not be considered until after a technical and/or Examples of pre-release modifications are:

                  o   Changes in spelling, wording, and/pr content without any
                      changes in "program," or graphics involved in function(s).

                  o   Any changes in the format of program output without,
                      making any significant changes to the codes of the
                      program.

                  o   Any changes in the parameter of a variable.

         o.  POST-RELEASE CHANGES

             1.   Formal Change Control Procedures occur only after release of the Target e*CRF(TM) application by both TARGET and ADD.

I.   PROJECT FLOW CHART

                                 [CHART OMITTED]

                                       10

J.   TARGET HEALTH INC.

TARGET HEALTH INC. is a New York City based full service CRO with staff dedicated to all aspects of Regulatory Affairs, Clinical Research,
Biostatistics, Data Management, Medical Writing, Strategic Planning and Drug and
Device Development. TARGET HEALTH INC. also has a group of specialized advisors in the areas of Discovery, Toxicology, Analytical Methods Validation, Product
and Process Development, Quality Assurance and Manufacturing.

TARGET HEALTH INC. submits approximately 6 IND's per year, 3-4 510(k)'s and is currently involved with 6 active IND's and 2 active DE's. An NDA was approved which used Target e*CRF(TM), a second NDA as well as a PMA are currently under review. TARGET HEALTH INC. clients include Fortune 100 companies as well as many smaller companies. The following summarizes TARGET HEALTH INC.'s capabilities.

              1.       CAPABILITIES

o    REGULATORY AFFAIRS

     1.  Meet with the FDA to discuss and negotiate development strategies

     2.  Prepare and submit:

             o    Pre-1ND/IDE briefing documents

             o    IND and IND amendments

             o    IDE

             o    510(k)

             o    NDA

             o    PMA

             o    DMF

     3.  Interact with legal counsel

     4.  Assure that user-fee monies are submitted on schedule

     5.  Follow up with FDA on post-NDA submission questions

     6.  Perform pre-inspection GMP audits

     7.  Support responses to FDA questions and warning letters

     8.  Adverse event monitoring and reporting

                                       12

o    CLINICAL RESEARCH

     1.  Prepare protocols, case report forms and informed consent forms

     2.  Perform qualification, initiation, monitoring and closeout visits

     3.  Generate investigator study files

     4.  Monitor drug supply

     5.  Identify study sites and manage investigator payments

     6.  Prepare clinical sites for FDA inspection

     7.  Perform Quality Assurance audits

o        MEDICAL WRITING

     1.  Write integrated clinical and statistical study reports and other regulatory manuscripts

     2.  NDA Submissions

         a.  application summary

         b.  chemistry, manufacturing and controls

         c.  labels and labeling

         d.  non-clinical pharmacology and toxicology

         e.  human bioavailability

         f.  clinical/statistical sections. including ISS/1SE

         g.  benefit/risk

         h.  drug abuse and overdose

o    BIOSTATISTICS AND DATA MANAGEMENT

     1.  Web-based data collection and retrieval using Target a*CRF(R)

     2.  Calculate sample size

     3.  Generate randomization codes

     4.  Generate database, perform data entry and QA

                                       12

     5.  Perform statistical analyses using Statistical Analysis System (SAS(R))

     6.  Prepare electronic files, with documentation, in SAS(R)

o    PRODUCT AND PROCESS DEVELOPMENT:

     1.  Perform product and process development and optimization

     2.  Production of clinical supplies under CGMP

     3.  Arrange for drug supply packaging and labeling

     4.  Perform analytical methods development and validation

     5.  Troubleshoot product and process issues

     6.  Identify contract manufacturers for product commercialization

o    TOXICOLOGY

         1.  Design and implement toxicology programs to support clinical safety and regulatory requirements

o    STRATEGIC PLANNING

         1.  Work closely With the sponsor, Medical, scientific, toxicology, manufacturing and business experts to dearly delineate development requirements with a philosophy of efficiency and expediency

         2.  Evaluate available and competitive technologies

o    LICENSING

         1.  Introduce new and exciting products to the large pharmaceutical companies

                                       13

                           2.  OVERALL ACCOMPLISHMENTS

REGULATORY SUBMISSIONS:

NDA:

Repronex (Ferring Pharmaceuticals, Inc., Approved, US and Canada), B.ravelle
(Ferring Pharmaceuticals, Inc., Approved), Menopur (Ferring Pharmaceuticals,
Inc., Approved), Ophthalmology (Occuhist, Pfizer, Inc., Approved) and,
Dermatology (submitted and withdrawn by the sponsor)

PMA:,

Periodontology (Biomimetic Pharmaceuticals, Approved)

INP:

Hereditary angioedema, 3rd degree burns, HIV, Infertility, Male and Female
Sexual Dysfunction, Oncology, Ophthalmology, Dermatology (head lice, hair growth, acne), Oral Care, Cholesterol Lowering Agent,

IDE:

Home Use NST Device, OB/GYN and Cardiovascular Anti-AdhesiOn Device

510(K) APPROVED:

Pregnancy Test (Chembio, inc.), Keloid Scar Reduction (Life Medical Sciences,
Inc.), Keloid Scar Reduction (Blaine Laboratories) Acupuncture (MOPOint,140),
Parkinson's Disease Monitor. (GNP Holdings, Ltd.), Dental Prophy Paste (Ortek,
Inc.), Dental Cream For Sensitive Teeth (Ortek, Inc.)

ORPHAN DRUG:

Caries reduction (head and neck cancer)
Hereditary Angioedema
Third degree burns (2)
Gaucher's disease (submitted)
Alagille Syndrome (submitted)
Cystic Fibrosis (in preparation)

FDA MEETINGS:

Pre-IND

Hereditary Angioedema, Gaucher's Disease, Male and Female Sexual Dysfunction,
Dermatology, Oncology, 'Infertility, Cholesterol Lowering, Ophthalmology, Wound
Healing

                                       14

End of Phase 2
         Dermatology, infertility, Cystic Fibrosis, Aligille Syndrome
Pre-NDA
         Infertility, Dermatology
Pre-IDEo
         Cardiology, Prostate Cancer, Gynecology, Fetal Monitoring, Diabetic
         Foot Ulcer
Guidance Meetings
         Breast Cancer Diagnostic

Clinical, Research - Phases 1 - 4:

Oral Mucositis, Cystic Fibrosis, Male and Female Sexual Dysfunction,
Pharmacokinetics, Rheumatoid Arthritis, Osteoarthritis, Gout; Oral Care,
Dermatology (acne, hair growth), Oncology (prostate cancer), AIDS, Cardiology,
Ophthalmology, Dermatology, Antiinfectives, COPD Radiopharmaceutic, Fetal
Monitoring (NST), Pregnancy Diagnostic, Anti-Adhesion Device

Biostatistics and Data Management:

Congestive Heart Failure, Infertility, Antiinfectives, Male and Female Sexual
Dysfunction, Meta Analyses, Cystic Fibrosis; Pharmacokinetics

Medical Writing:

Antidepressant in the Elderly, Orphan Drug Application (HIV/AlDS; Head and o
Neck Cancer), Male and Female Sexual Dysfunction, Cardiology Antiinfectives,
Rheumatoid Arthritis, Osteoarthritis, Gout, Oral Care, Dermatology, Oncology,
AIDS, Ophthalmology, Dermatology

                                       15